UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2009

ALICO, INC.

(Exact Name of Registrant as Specified in Charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

0-261
__________________
(Commission File Number)

59-0906081
___________________
IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
_____________________________
(Address of Principal Executive Offices)

33975
_______________
(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 30, 2009 the Company’s Board of Directors appointed JD Alexander as Vice-Chairman of the Board of Directors.  Per the Company’s By-laws, the Vice-Chairman will act as Chairman in the Chairman’s absence.  Additionally the Board formed an Executive Committee empowered to act on behalf of the Board to the full extent permitted by law for the purpose of directing operational management and policies of the Corporation and to take such further action  when in the judgment of the  Committee, such directives and actions are needed promptly, serve the best interests of the Corporation and it is not practical or consequential enough to convene a full Board meeting or when action is needed before the next regularly scheduled Board meeting.

The Committee consists of five directors, two of whom shall be the Chairman and Vice-Chairman of the Board.  The Committee members are: JD Alexander, Chairman of the Committee and Vice-Chairman of the Board; John R. Alexander, Chairman of the Board; Ramon Rodriguez;; John Rood and Gordon Walker.  Robert J. Viguet will serve as an alternate member of the Committee.  The Board of Directors will review the actions taken by the Committee at its regularly scheduled meetings and may ratify, modify or rescind such actions taken by the Committee.  A copy of the Executive Committee charter is attached as exhibit 99.2 to this filing.

ITEM 7.01 REGULATION FD DISCLOSURE

On November 3, 2009 the Company announced that it had set December 30, 2009, as the record date for shareholders eligible to vote at the Company's annual meeting which will be held at 10:00 a.m. on February 19, 2010. The annual meeting will be held in the Alico Arena at Florida Gulf Coast University, 10501 FGCU Blvd. S., Fort Myers, FL 33965-6565.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1- Press release announcing the Election of Directors.
Exhibit 99.2- Executive Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: November 4, 2009                                                                                 By: /s/ STEVEN M. SMITH
                                                                                                                               Steven M. Smith
                                                                                                                               Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Company Press Release issued November 3, 2009.

Exhibit 99.2 Company's Executive Committee Charter.